EXHIBIT 10.36

AMENDMENT TO LOAN AGREEMENT

AMENDMENT, DATED AS OF OCTOBER 12, 2010, TO LOAN AGREEMENT, dated as of May 5, 2008 (“Original Loan Agreement”), made by and between Li-ion Motors Corp., a Nevada corporation, with its principal offices located at 4894 Lone Mountain Road, Las Vegas, Nevada 89130 (the “Borrower”), and Crystal Capital Ventures Inc., having an office at 1274 Sundial Avenue, Coral Grove, P.O. Box 2135, Belize City, Belize (the “Lender”).  Capitalized terms used herein and not otherwise defined herein shall have the meaning assigned to such term in the Original Loan Agreement.

WHEREAS, the Borrower and the Lender are parties to that certain Original Loan Agreement, dated May 5, 2008, pursuant to which the Borrower has borrowed the amount of $3,000,000 from the Lender;

WHEREAS, the Original Loan Agreement provides that the maturity date of each Loan Installment evidenced by a Note shall be due on the date that is three (3) years from the date on which the Installment is advanced to the Borrower (“Loan Installment Maturity Date”); and

WHEREAS, the Borrower and the Lender have agreed to extend the Loan Installment Maturity Date and to amend Section 3.1 of the Original Loan Agreement in order to provide the Borrower with additional time for repayment; and

WHEREAS, in accordance with the terms and conditions of the Original Loan Agreement, the Borrower and the Lender hereby approve the amendment of the Original Loan Agreement as set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, the parties agree as follows:

1.
By their respective execution of this Agreement, the Borrower and the Lender agree that the term “Loan Installment Maturity Date” shall mean four years from the date that the Installment under the Original Loan Agreement has been advanced to the Borrower.

2.            By their respective execution of this Agreement, the Borrower and the Lender agree that Section 3.1 of the Original Loan Agreement is hereby amended to read in its entirety as follows:

3.1          Repayment of Principal; Interest

Subject to section 8.2, the Borrower hereby promises to repay the principal of each Loan Installment evidenced by a Note on the date that is four (4) years from the date on which the Installment is advanced to the Borrower.  The Interest on the Loan shall be payable monthly in arrears on the first day of the following month.

3.            Except as expressly provided herein, the Original Loan Agreement shall continue in full force and effect.

LI-ION MOTORS CORP.

/s/ Stacey Fling

By:

Name: Stacey Fling

Title: President

CRYSTAL CAPITAL VENTURES INC.

/s/ Andrew Godfrey

By:

Name: Andrew Godfrey

Title: President